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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: March 22, 2005
(Date of earliest event reported)

                    Banc of America Mortgage Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     333-118843                36-4514369
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      (State or other            (Commission File No.)       (IRS Employer
jurisdiction of incorporation)                             Identification No.)

   201 North Tryon Street, Charlotte, North Carolina             28255
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       Address of principal executive offices                  (Zip Code)

Registrant's telephone number, including area code      (704) 387-8239

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

..    Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

..    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

..    Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

..    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.      Other Events

                Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

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ITEM 9.01       Financial Statements and Exhibits

                (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
------------------                             -----------
       (99)                                    Computational Materials
                                               prepared by Banc of America
                                               Securities LLC in connection
                                               with Banc of Mortgage Securities
                                               Inc., Mortgage Pass-Through
                                               Certificates, Series 2005-C

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                Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BANC OF AMERICA MORTGAGE
                                               SECURITIES, INC.


March 22, 2005

                                               By: /s/ Judy Lowman
                                                   ----------------------------
                                                   Judy Lowman
                                                   Vice President

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                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.             Description                            Electronic (E)
-----------             -----------                            --------------

   (99)                 Computational Materials                E
                        prepared by Banc of America
                        Securities LLC in connection
                        with Banc of America Mortgage
                        Securities, Inc., Mortgage Pass-
                        Through Certificates, Series 2005-C

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